UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 20, 2007
                                                  ------------------------------


                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-29709                        23-3028464
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(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


271 Main Street,  Harleysville, Pennsylvania                          19438
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(Address of principal executive offices)                              (Zip Code)


(Registrant's telephone number, including area code)     (215) 256-8828
                                                    ----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition

      On April 18, 2007, Harleysville Savings Financial Corporation (the "Company") issued a press release announcing its results of operations for the three and six months ended March 31, 2006. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

      This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01   Other Events

      On April 18, 2007, the Company also announced that the board of directors approved a regular quarterly cash dividend of $0.17 per share to be paid by the Company on its outstanding shares of common stock. The cash dividend is payable May 23, 2007 to stockholders of record as of May 9, 2007.


Item 9.01   Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   The following exhibits are included with this Report:

      Exhibit No.       Description
      ----------        ------------------------------------

      99.1              Press Release, dated April 18, 2007


                                       2

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Harleysville Savings Financial Corporation


Date:  April 20, 2007               By:  /s/ Brendan J. McGill
                                        ---------------------------------
                                        Name:  Brendan J. McGill
                                        Title: Senior Vice President and Chief
                                                 Financial Officer






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                                  EXHIBIT INDEX

            Exhibit No.         Description
            --------------      ------------------------------------
            99.1                Press Release dated January 24, 2007